                         NEW ENGLAND STAR ADVISERS FUND


  Supplement dated February 3, 1997 to the Prospectuses dated: May 1, 1996 (as supplemented September 30, 1996 and January 2, 1997) of New England Star
     Advisers Fund; and May 1, 1996 (as supplemented September 30, 1996, and
         January 2 and January 31, 1997) of New England Stock Funds and
                         New England Stock Funds Class Y

Effective February 3, 1997, Patrick S. Adams, Senior Vice President of Berger Associates, Inc. ("Berger"), has assumed day-to-day responsibility for the management of the segment of New England Star Advisers Fund managed by Berger. Mr. Adams previously served as Senior Vice President with Zurich Kemper Investments, Inc. from June 1996 to January 1997, where he was Portfolio Manager of the Kemper Growth Fund. Mr. Adams served as Portfolio Manager with Founders Asset Management, Inc. from March 1993 to May 1996, where he managed the Founders Blue Chip Growth Fund and the Founders Balanced Fund. For three years prior to that, Mr. Adams served First America Investment Corp. in various positions, including that of Senior Portfolio Manager/Senior Analyst, and manager of the Parkstone Equity Fund.

                         NEW ENGLAND STAR SMALL CAP FUND

    Supplement dated February 14, 1997 to Prospectus dated December 31, 1996

 The following information supplements the section of the Prospectus captioned
         "Buying Fund Shares -- Sales Charges" which begins on page 18.

Through March 31, 1997, or until the total sales of the Fund reach $75 million, whichever occurs first, the Distributor will reallow to participating investment dealers (excluding New England Securities Corporation) 100% of the sales charge on sales of Class A shares for which commissions are paid by the Fund. During this period, the Distributor will pay participating investment dealers an additional commission of 0.50% on sales of Class B shares and will also pay participating investment dealers a commission of 0.50%, paid in quarterly installments over a one-year period, on sales of Class C shares (net of any redemptions of such shares made during the 1997 calendar year) and on sales of $1,000,000 or more of Class A shares.

Through March 31, 1997, or until the total sales of the Fund reach $75 million, whichever occurs first, the Distributor will pay New England Securities Corporation a commission of 0.50%, in addition to the dealer's concession set forth in the Prospectus, on Class A sales for which commissions are paid by the Fund. During this period, the Distributor will pay New England Securities Corporation an additional commission of 0.50% on Class B sales and will also pay New England Securities Corporation a commission of 0.50%, paid in quarterly installments over a one-year period, on sales of Class C shares (net of any redemptions of such shares made during the 1997 calendar year) and on sales of $1,000,000 or more of Class A shares.

For the purpose of the foregoing, "sales" do not include exchanges made at net asset value from another New England Fund.